THE HUNTINGTON FUNDS

HUNTINGTON VA MACRO 100 FUND

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2012

NOTICE OF CLOSURE OF PURCHASES INTO THE

HUNTINGTON VA MACRO 100 FUND

At a meeting of the Board of Trustees of the Huntington VA Macro 100 Fund (the “Fund”) held on November 8, 2012, the Trustees approved a proposal to reorganize the Fund into the Huntington VA Dividend Capture Fund. Pursuant to the reorganization, the Fund will liquidate by transferring substantially all of its assets to the Huntington VA Dividend Capture Fund.

Shares of the Fund are closed to all new and subsequent investments effective as of the close of business on March 27, 2013. Pending distribution of a Prospectus/Information Statement to shareholders, the reorganization is scheduled to take place at the close of business on or about March 28, 2013.

You may obtain additional information by calling the Huntington Funds at 1-800-253-0412.

Please retain this Supplement for future reference.